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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                         Date of Report: April 17, 2000


                      CHASE CREDIT CARD OWNER TRUST 2000-1
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                             (Issuer of Securities)


                 CHASE MANHATTAN BANK, USA, NATIONAL ASSOCIATION
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             (Exact name of registrant as specified in its charter)


       United States                     333-74303                22-2382028
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(State or other jurisdiction    (Commission File Number)     (IRS Employer
of incorporation)                                            Identification No.)


          802 Delaware Avenue, Wilmington, DE                     19801
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          (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5050

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Item 5. Other Events:

         Chase Credit Card Owner Trust 2000-1 is the issuer of three classes of asset backed notes. The notes were issued under an indenture, dated as of September 1, 1999, between the trust and The Bank of New York, as Indenture Trustee.

         On April 17, 2000, The Chase Manhattan Bank, as Paying Agent, distributed monthly interest to the holders of the notes, and provided to holders a report including the information required by Section 7.3 of the Indenture. A copy of the statement provided to the holders of the notes is being filed as Exhibit 20.1 to this Current Report on Form 8-K.


Item 7(c).    Exhibits

              Exhibits        Description
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              20.1 Monthly Statement to Noteholders with respect to the April 17, 2000 distribution.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  April 26, 2000


                                    By: THE CHASE MANHATTAN BANK,
                                    USA, NATIONAL ASSOCIATION
                                    as Administrator


                                    By: /s/ Patricia Garvey
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                                    Name:  Patricia Garvey
                                    Title: Vice President

                                INDEX TO EXHIBITS
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Exhibit No.                     Description
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20.1                            Statement to Noteholders dated 4/17/2000